CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY [*]. THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                SUPPLY AGREEMENT
                                     BETWEEN
                           OWENS-ILLINOIS LABELS INC.
                                       AND
                              USA DETERGENTS, INC.


                       "SCOOPS FOR POWDERED SOAP PRODUCTS"


I.   SCOPE

         USA DETERGENTS, INC. ("Purchaser") agrees to purchase from OWENS-ILLINOIS LABELS INC. ("Seller"), and Seller agrees to supply, [*] of Purchaser's requirements for scoops used in Purchaser's powdered soap product packages during the [*] which shall commence upon the Seller's installation date of the production tooling required to manufacture the scoops, which is estimated to be within [*] of the date of the acceptance of this agreement by Purchaser. Seller's offer to supply scoops is contingent upon Seller's determination that producing such scoops shall not violate any patents that may currently exist.

II.  PRODUCT

         Included in Purchaser's current requirements are two sizes of scoops, based on volumetric capacity: [*]. Scoops to be produced by Seller shall have essentially the same "footprint" dimensions and be otherwise materially similar to the samples submitted to Seller by Purchaser:

              Scoop dimensions:  top opening   -  approx.  2  1/2" X  2 3/4"
                                 handle length -  approx.  2 1/2"
                                 height -      appropriate to accommodate
                                               volumetric capacity.
              Material:  Polystyrene

III. TOOLING

         Seller shall, at Seller's expense, purchase the tooling necessary to produce the Purchaser's requirements for scoops based on Purchaser's commitment to purchase [*].

IV.  PRICING

         Purchaser agrees to pay the following prices to Seller:

                      [*]
                      [*]
                      [*]
                      [*]
                      [*]

               [*].

July 15, 1997

OWENS-ILLINOIS LABELS & CARRIERS, INC.

                                    EXHIBIT A


                                SUPPLY AGREEMENT

                           OWENS-ILLINOIS LABELS INC.
                              USA DETERGENTS, INC.


                        CURRENT LIST -- QUALIFIED LABELS


(A)     24 oz. Super Scrub -                     All designs
(B)     22 oz. Trigger -                         All "Speedway" designs
                                                 All "Fabulous" designs
                                                 XTRA EZ Stain Remover
(C)     32 oz. Citation -                        "Plumber's Aid" design
(D)     32 oz. Fine Care -                       All designs
(E)     80 oz. Gel -                             All designs of same size
(F)     64 oz. XTRA -                            All designs of same size
(G)     64 oz. NNF -                             All designs of same size
(H)     100 oz. -                                All designs of same size
(I)     128 oz. XTRA -                           All designs of same size
(J)     128 oz. NNF -                            All designs of same size
(K)     120 oz. NNF -                            All designs
(L)     192 oz. XTRA & NNF -                     All designs

OWENS-ILLINOIS LABELS & CARRIERS, INC.

                                    EXHIBIT B


                                SUPPLY AGREEMENT

                           OWENS-ILLINOIS LABELS INC.
                              USA DETERGENTS, INC.



                                   PRICE LISTS


                   ---- PRICE LISTS FOR INDIVIDUAL ITEMS ----

                       ---- FOLLOWING TEN (10) PAGES ----

                           OWENS-ILLINOIS LABELS INC.
                                   PRICE LIST
                                                                Effective-7/1/97

                          USA DETERGENTS ULTRA 60 OZ.

----------------------------------------------------           --------------------------------
                 Standard Opacity                                    Standard Overgloss
----------------------------------------------------           --------------------------------

----------------------------------------------------
Based on Estimated Sizes Unless Template # is Shown                  Front          Back
                                                                    VIM146        VIM146
----------------------------------------------------
Template                        Mold                Width           4.089         4.089

                                                    Height          5.729         5.729
-----------------------------------------------------------------------------------------------
[*]                                                 [*]             [*]           [*]

[*]                                                 [*]             [*]           [*]
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

      M "SETS"            Price/M "SETS"            Price/M "FRONTS"            Price/M "BACKS"

        [*]                    [*]                       [*]                         [*]

        [*]                    [*]                       [*]                         [*]

PREP AND ART COSTS BASED ON ART SUPPLIED ORDERS SUBJECT TO +/- 10% OVER/UNDERRUN LABELS MANUFACTURED MAKE AND SHIP TERMS: NET 30 DAYS - FOB BARDSTOWN KY.
PRICE BASED UPON STANDARD INKS (EXCLUDES FLUORESCENTS & METALLICS)
PRODUCTION DIE SET:  [*]

-------------------------------------------

-------------------------------------------

cc:
Adrian Seguiti
                                                              6/13/97  829  B  A

                           OWENS-ILLINOIS LABELS INC.
                                   PRICE LIST
                                                                Effective-7/1/97

                      USA DETERGENTS NICE'N FLUFFY 60 OZ.

----------------------------------------------------           --------------------------------
                 Standard Opacity                                    Standard Overgloss
----------------------------------------------------           --------------------------------

----------------------------------------------------
Based on Estimated Sizes Unless Template # is Shown                 Front          Back
                                                                  VIM229W       VIM229W
----------------------------------------------------
Template B-B-21414-004          Mold 21414          Width           5.580         5.580

         B-B-21414-004               21414          Height          6.078         6.078
-----------------------------------------------------------------------------------------------
[*]                                                 [*]             [*]           [*]

[*]                                                 [*]             [*]           [*]
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

      M "SETS"            Price/M "SETS"            Price/M "FRONTS"            Price/M "BACKS"

        [*]                    [*]                       [*]                         [*]

        [*]                    [*]                       [*]                         [*]

        [*]                    [*]                       [*]                         [*]

        [*]                    [*]                       [*]                         [*]

        [*]                    [*]                       [*]                         [*]

PREP AND ART COSTS BASED ON ART SUPPLIED ORDERS SUBJECT TO +/- 10% OVER/UNDERRUN LABELS MANUFACTURED MAKE AND SHIP TERMS: NET 30 DAYS - FOB BARDSTOWN KY.
PRICE BASED UPON STANDARD INKS (EXCLUDES FLUORESCENTS & METALLICS)
PRODUCTION DIE SET:  [*]

-------------------------------------------

-------------------------------------------

cc:
Adrian Seguiti
                                                              6/13/97  843  B  A

                           OWENS-ILLINOIS LABELS INC.
                                   PRICE LIST
                                                                Effective-7/1/97

                             USA DETERGENTS 100 OZ.

----------------------------------------------------           --------------------------------
                 Standard Opacity                                    Standard Overgloss
----------------------------------------------------           --------------------------------

----------------------------------------------------
Based on Estimated Sizes Unless Template # is Shown                 Front          Back
                                                                    IM220         IM220
----------------------------------------------------
Template A-B-21391-002 rev B    Mold 21391          Width           6.896         6.896

         A-B-21391-002 rev B         21391          Height          5.320         5.320
-----------------------------------------------------------------------------------------------
[*]                                                 [*]             [*]           [*]

[*]                                                 [*]             [*]           [*]
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

      M "SETS"            Price/M "SETS"            Price/M "FRONTS"            Price/M "BACKS"

        [*]                    [*]                       [*]                         [*]

        [*]                    [*]                       [*]                         [*]

        [*]                    [*]                       [*]                         [*]

        [*]                    [*]                       [*]                         [*]

        [*]                    [*]                       [*]                         [*]

ESCALATOR

PREP AND ART COSTS BASED ON ART SUPPLIED ORDERS SUBJECT TO +/- 10% OVER/UNDERRUN LABELS MANUFACTURED MAKE AND SHIP TERMS: NET 30 DAYS - FOB BARDSTOWN KY.
PRICE BASED UPON STANDARD INKS (EXCLUDES FLUORESCENTS & METALLICS)
PRODUCTION DIE SET: [*]

-------------------------------------------

-------------------------------------------

cc:
Adrian Seguiti
                                                              6/13/97  816  B  A

                           OWENS-ILLINOIS LABELS INC.
                                   PRICE LIST
                                                                Effective-7/1/97

                      USA DETERGENTS NICE N'FLUFFY 128 OZ.

----------------------------------------------------           --------------------------------
                 Standard Opacity                                    Standard Overgloss
----------------------------------------------------           --------------------------------

----------------------------------------------------
Based on Estimated Sizes Unless Template # is Shown                 Front          Back
                                                                  VIM208W       VIM208W
----------------------------------------------------
Template                        Mold                Width           7.728         7.728

                                                    Height          7.286         7.286
-----------------------------------------------------------------------------------------------
[*]                                                 [*]             [*]           [*]

[*]                                                 [*]             [*]           [*]
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

      M "SETS"            Price/M "SETS"            Price/M "FRONTS"            Price/M "BACKS"

        [*]                    [*]                        [*]                         [*]

ESCALATOR
SINGLE PRICE FOR ANY ORDER QTY. OF AT LEAST 250M SETS. BASED ON ANNUAL MINIMUM PURCHASES OF 20,000M SETS OF THIS SIZE

PREP AND ART COSTS BASED ON ART SUPPLIED ORDERS SUBJECT TO +/- 10% OVER/UNDERRUN LABELS MANUFACTURED MAKE AND SHIP TERMS: NET 30 DAYS - FOB BARDSTOWN KY.
PRICE BASED UPON STANDARD INKS (EXCLUDES FLUORESCENTS & METALLICS)
PRODUCTION DIE SET: [*]

-------------------------------------------

-------------------------------------------

cc:  Hal McDonald - Saddlebrook PPD, Yvonne Jogodzinski - 29L Pp

Adrian Seguiti
                                                              6/13/97  771  B  A

                           OWENS-ILLINOIS LABELS INC.
                                   PRICE LIST
                                                                Effective-7/1/97

            USA DETERGENTS LAUNDRY BR/SFT, SMART CNTS, XTRA 1 GAL DBS

----------------------------------------------------           --------------------------------
                 Standard Opacity                                    Standard Overgloss
----------------------------------------------------           --------------------------------

----------------------------------------------------
Based on Estimated Sizes Unless Template # is Shown                 Front          Back
                                                                  VIM158W       VIM158W
----------------------------------------------------
Template B-BC-1-7360 rev.       Mold 2435           Width           6.500         6.500

         B-BC-1-7360 rev.            2435           Height          7.852         7.852
-----------------------------------------------------------------------------------------------
[*]                                                 [*]             [*]           [*]

[*]                                                 [*]             [*]           [*]
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

      M "SETS"            Price/M "SETS"            Price/M "FRONTS"            Price/M "BACKS"

        [*]                    [*]                       [*]                         [*]

ESCALATOR
SINGLE PRICE FOR ANY ORDER QTY. OF AT LEAST 250M SETS. BASED ON ANNUAL MINIMUM PURCHASES OF 40,000M SETS OF THIS SIZE

PREP AND ART COSTS BASED ON ART SUPPLIED ORDERS SUBJECT TO +/- 10% OVER/UNDERRUN LABELS MANUFACTURED MAKE AND SHIP TERMS: NET 30 DAYS - FOB BARDSTOWN KY.
PRICE BASED UPON STANDARD INKS (EXCLUDES FLUORESCENTS & METALLICS)
PRODUCTION DIE SET:  [*]

-------------------------------------------

-------------------------------------------

cc:  Hal McDonald - Saddlebrook PPD, Yvonne Jogodzinski - 29L Pp

Adrian Seguiti
                                                              6/13/97  770  B  A

                           OWENS-ILLINOIS LABELS INC.
                                   PRICE LIST
                                                                Effective-7/1/97

                       USA DETERGENTS NICE N'FLUFFY 64 OZ.

----------------------------------------------------           --------------------------------
                 Standard Opacity                                    Standard Overgloss
----------------------------------------------------           --------------------------------

----------------------------------------------------
Based on Estimated Sizes Unless Template # is Shown                 Front          Back
                                                                   VIM171        VIM171
----------------------------------------------------
Template                        Mold                Width           5.534         5.534

                                                    Height          5.963         5.963
-----------------------------------------------------------------------------------------------
[*]                                                 [*]             [*]           [*]

[*]                                                 [*]             [*]           [*]
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

      M "SETS"            Price/M "SETS"            Price/M "FRONTS"            Price/M "BACKS"

        [*]                    [*]                        [*]                         [*]

        [*]                    [*]                        [*]                         [*]


ESCALATOR
NORMAL ORDERS SHOULD BE EITHER 500M SETS OR 1,000M SETS LEVELS. ORDERS BELOW THESE LEVELS ARE THE EXCEPTION: [*]

PREP AND ART COSTS BASED ON ART SUPPLIED ORDERS SUBJECT TO +/- 10% OVER/UNDERRUN LABELS MANUFACTURED MAKE AND SHIP TERMS: NET 30 DAYS - FOB BARDSTOWN KY.
PRICE BASED UPON STANDARD INKS (EXCLUDES FLUORESCENTS & METALLICS)
PRODUCTION DIE SET:  [*]

-------------------------------------------

-------------------------------------------

cc:  Hal McDonald - Saddlebrook PPD, Yvonne Jogodzinski - 29L Pp

Adrian Seguiti
                                                              6/13/97  488  B  A

                           OWENS-ILLINOIS LABELS INC.
                                   PRICE LIST
                                                                Effective-7/1/97

                           USA DETERGENTS XTRA 64 OZ.

----------------------------------------------------           --------------------------------
                 Standard Opacity                                    Standard Overgloss
----------------------------------------------------           --------------------------------

----------------------------------------------------
Based on Estimated Sizes Unless Template # is Shown                 Front          Back
                                                                   VIM028        VIM028
----------------------------------------------------
Template A-BC-1-6956            Mold 3B-2379        Width           5.750         5.750

         A-BC-1-6956                 3B-2379        Height          6.500         6.500
-----------------------------------------------------------------------------------------------
[*]                                                 [*]             [*]           [*]

[*]                                                 [*]             [*]           [*]
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

      M "SETS"            Price/M "SETS"            Price/M "FRONTS"            Price/M "BACKS"

        [*]                    [*]                       [*]                         [*]

        [*]                    [*]                       [*]                         [*]

ESCALATOR
NORMAL ORDERS SHOULD BE EITHER 500M SETS OR 1,000M SETS LEVELS.
ORDERS BELOW THESE LEVELS ARE THE EXCEPTION:[*]

PREP AND ART COSTS BASED ON ART SUPPLIED ORDERS SUBJECT TO +/- 10% OVER/UNDERRUN LABELS MANUFACTURED MAKE AND SHIP TERMS: NET 30 DAYS - FOB BARDSTOWN KY.
PRICE BASED UPON STANDARD INKS (EXCLUDES FLUORESCENTS & METALLICS)
PRODUCTION DIE SET:  [*]

-------------------------------------------

-------------------------------------------

cc:  Hal McDonald - Saddlebrook PPD, Yvonne Jogodzinski - 29L Pp
Adrian Seguiti
                                                              6/13/97  292  B  A

                           OWENS-ILLINOIS LABELS INC.
                                   PRICE LIST
                                                                Effective-8/8/97

                      USA DETERGENTS NICE N'FLUFFY 120 OZ.

----------------------------------------------------           --------------------------------
                 Standard Opacity                                    Standard Overgloss
----------------------------------------------------           --------------------------------

----------------------------------------------------
Based on Estimated Sizes Unless Template # is Shown                 Front          Back
                                                                   VIM230        VIM230
----------------------------------------------------
Template                        Mold                Width           7.678         7.678

                                                    Height          7.048         7.048
-----------------------------------------------------------------------------------------------
[*]                                                 [*]             [*]           [*]

[*]                                                 [*]             [*]           [*]
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

      M "SETS"            Price/M "SETS"            Price/M "FRONTS"            Price/M "BACKS"

        [*]                    [*]                        [*]                         [*]

SINGLE PRICE FOR ANY ORDER QTY. OF AT LEAST 250M SETS

PREP AND ART COSTS BASED ON ART SUPPLIED ORDERS SUBJECT TO +/- 10% OVER/UNDERRUN LABELS MANUFACTURED MAKE AND SHIP TERMS: NET 30 DAYS - FOB BARDSTOWN KY.
PRICE BASED UPON STANDARD INKS (EXCLUDES FLUORESCENTS & METALLICS)
PRODUCTION DIE SET:  [*]

-------------------------------------------

-------------------------------------------

cc:

Adrian Seguiti
                                                               8/8/97  854  B  A

                           OWENS-ILLINOIS LABELS INC.
                                   PRICE LIST
                                                                Effective-8/8/97

                             USA DETERGENTS 192 OZ.

----------------------------------------------------           --------------------------------
                 Standard Opacity                                    Standard Overgloss
----------------------------------------------------           --------------------------------

----------------------------------------------------
Based on Estimated Sizes Unless Template # is Shown                 Front          Back
                                                                   VIM228        VIM228
----------------------------------------------------
Template B-B-21403-004          Mold 21403          Width           7.791         7.791

         B-B-21403-004               21403          Height          7.875         7.875
-----------------------------------------------------------------------------------------------
[*]                                                 [*]             [*]           [*]

[*]                                                 [*]             [*]           [*]
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

      M "SETS"            Price/M "SETS"            Price/M "FRONTS"            Price/M "BACKS"

        [*]                    [*]                       [*]                         [*]

        [*]                    [*]                       [*]                         [*]

SINGLE PRICE FOR ANY ORDER QTY. OF AT LEAST 250M SETS

PREP AND ART COSTS BASED ON ART SUPPLIED ORDERS SUBJECT TO +/- 10% OVER/UNDERRUN LABELS MANUFACTURED MAKE AND SHIP TERMS: NET 30 DAYS - FOB BARDSTOWN KY.
PRICE BASED UPON STANDARD INKS (EXCLUDES FLUORESCENTS & METALLICS)
PRODUCTION DIE SET:  [*]

-------------------------------------------

-------------------------------------------

cc:

Adrian Seguiti
                                                               8/8/97  855  B  A

OWENS-ILLINOIS LABELS & CARRIERS, INC.

                                    EXHIBIT C


                                SUPPLY AGREEMENT

                           OWENS-ILLINOIS LABELS INC.
                              USA DETERGENTS, INC.


                          IMPACT OF RESIN COST CHANGES


                           Effect of a $.01/lb. Change / M Labels
                           --------------------------------------          Price Adjustment
    ITEM                   HDPE             LDPE             TOTAL            Per M Sets
    ----                   ----             ----             -----            ----------
O-I DuraCore(TM)
Plastic Labels

24 oz. Super Scrub         [*]              [*]              [*]                 [*]

22 oz. Trigger             [*]              [*]              [*]                 [*]

32 oz. Citation            [*]              [*]              [*]                 [*]

80 oz. Gel                 [*]              [*]              [*]                 [*]

64 oz. XTRA                [*]              [*]              [*]                 [*]

64 oz. NNF                 [*]              [*]              [*]                 [*]

100 oz.                    [*]              [*]              [*]                 [*]

128 oz. XTRA               [*]              [*]              [*]                 [*]

128 oz. NNF                [*]              [*]              [*]                 [*]

120 oz. NNF                [*]              [*]              [*]                 [*]

192 oz. XTRA & NNF         [*]              [*]              [*]                 [*]

OWENS-ILLINOIS LABELS & CARRIERS, INC.

                                    EXHIBIT D



                                SUPPLY AGREEMENT


                           OWENS-ILLINOIS LABELS INC.
                              USA DETERGENTS, INC.



                             (INTENTIONALLY OMITTED)

OWENS-ILLINOIS LABELS & CARRIERS, INC.


                                   EXHIBIT E

                                SUPPLY AGREEMENT

                           OWENS-ILLINOIS LABELS INC.
                              USA DETERGENTS, INC.

                           ART AND PREPARATORY CHARGES
                         IN EFFECT AS OF JANUARY 1, 1997

===============================================================================================
COLORS    UNIT   SERVICE                                        STANDARD    FLEXO     OFFSET
                                                                FLEXO       PROCESS
===============================================================================================
                 NEW DESIGN/LAYOUT (PER DESIGN)                 [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 CREATE NEW MECHANICAL ART (PER COLOR)          [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 ARTWORK REVISIONS (MINOR)                      [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 ARTWORK REVISIONS (MAJOR)                      [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 VIGNETTE (PER COLOR)                           [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 COLOR SEPARATIONS                              [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 DUPLICATE COLOR SEPARATIONS (NEW SIZE)         [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 DUPLICATE COLOR SEPARATIONS (SAME SIZE)        [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 MOUNT & CONTACT CUSTOMER FILMS (PER COLOR)     [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 UNIVERSAL PRODUCT CODE                         [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 THERMAL PROOF (PER COLOR)                      [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 COLOR COPIES                                   [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 B&W STATS                                      [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 RAINBOW PROOF (PER COLOR)                      [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 COLOR KEY (PER COLOR)                          [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 CROMILIN (PER COLOR)                           [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 MATCHPRINT (PER COLOR)                         [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 PRODUCT MOCK-UP PROOF                          [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 FILM STRIPPING TO ONE-UP NEGATIVES (PER COLOR) [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 STEP & REPEAT NEGATIVE (PER COLOR)             [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 PRINTING PLATE (PER COLOR)                     [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 DUPLICATE NEGATIVE (PER COLOR)                 [*]         [*]       [*]
-----------------------------------------------------------------------------------------------
                 OVERTIME CHARGES APPROVED BY CUSTOMER          [*]         [*]       [*]
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                         TOTAL:
===============================================================================================
COMMENTS:
===============================================================================================

OWENS-ILLINOIS LABELS & CARRIERS, INC.

                                    EXHIBIT F


                                SUPPLY AGREEMENT


                           OWENS-ILLINOIS LABELS INC.
                              USA DETERGENTS, INC.


                        O-I LABELS PRODUCT SPECIFICATIONS

                       DuraCore(TM) PLASTIC IN-MOLD LABELS



Substrate Material:          [*]
Thickness:                   [*]
Printing:                    [*]
Die Cutting:                 [*]
Sizes:                       [*]
Packing:                     [*]